                               Table of Contents

Letter to Shareholders.......................................................  1
Performance Results..........................................................  3
Portfolio Highlights.........................................................  4
Performance in Perspective...................................................  5
Portfolio Management Review..................................................  6
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 13
Statement of Operations...................................................... 14
Statement of Changes in Net Assets........................................... 15
Financial Highlights......................................................... 16
Notes to Financial Statements................................................ 19
Report of Independent Accountants............................................ 26

CORP ANR 10/97

                            Letter to Shareholders


                   [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL APPEARS HERE]


September 26, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., paving the way for the development of a prominent global financial services company. More recently, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

     On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley retail funds opened the door to even greater investment opportunities. We are particularly pleased to offer an expanded menu of mutual funds covering virtually every market and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Review

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the reported period. After performing solidly during the second half of 1996, the economy in the first quarter of 1997 grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell to 4.9 percent in August, one of the lowest levels since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. In fact, wholesale prices fell during each of the first seven months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through August.

     Several factors contributed to maintaining a stable rate of inflation. A strong rally in the U.S. dollar made imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages. Also, a sharp acceleration in productivity gains allowed employers to absorb higher worker salaries without raising prices. Finally, health-care costs were unchanged during July, the first time since 1975 that consumer medical prices did not rise.

     In March, the inflationary implications of the nation's low unemployment rate caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

                                       1                   Continued on page two

Market Review

     Bond yields remained in a relatively narrow range during the reporting period. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.61 percent at the end of August, down about one-half of a percentage point from one year earlier.

     The decline in long-term interest rates helped generate solid returns in the fixed-income market. The Merrill Lynch Domestic Master Bond Index gained
4.93 percent during the eight months through August, and 10.00 percent during the 12-month reporting period. This is a market capitalization weighted index including U.S. government, fixed-coupon domestic investment grade corporate bonds, and mortgage pass-throughs. Reflecting the strong economy, corporate bonds outperformed Treasury issues by more than 2 percent during the 12 months ended in August. High-yield corporate bonds were the best-performing sector of the fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt. For example, the Merrill Lynch High Yield Bond Index returned 14.84 percent over the 12-month reporting period, compared to 13.14 percent for the Lehman Brothers Long-Term Treasury Index.

Outlook

     We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. Additionally, an unusually powerful El Nino weather pattern developing in the Pacific Ocean has the potential to drive commodity prices significantly higher in coming months. In this environment, at least one additional round of monetary tightening by the Federal Reserve remains a possibility. We anticipate that bond yields will remain within a relatively narrow range for the remainder of the year.

     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and solid financial-market returns. By most objective indicators, the U.S. economy is in its best shape in over a generation. We urge our fund shareholders to use this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.

     A discussion with your portfolio management team in this report will provide details of the key factors and strategies contributing to your Fund's performance. Once again, we value your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                            /s/ Dennis J. McDonnell

Don G. Powell                                Dennis J. McDonnell
Chairman                                     President
Van Kampen American Capital                  Van Kampen American Capital
Asset Management, Inc.                       Asset Management, Inc.

            Performance Results for the Period Ended August 31, 1997
                Van Kampen American Capital Corporate Bond Fund

                                                                   A Shares   B Shares   C Shares
Total Returns

One-year total return based on NAV/1/.............................   12.46%     12.19%     11.63%
One-year total return/2/..........................................    7.15%      8.19%     10.63%
Five-year average annual total return/2/..........................    6.29%        N/A        N/A
Ten-year average annual total return/2/...........................    8.01%        N/A        N/A
Life-of-Fund average annual total return/2/.......................    8.34%      6.25%      4.99%
Commencement date................................................. 09/23/71   09/28/92   08/30/93

Distribution Rate and Yield

Distribution Rate/3/..............................................    6.64%      6.22%      6.22%
SEC Yield/4/......................................................    5.84%      5.60%      5.58%
N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

                Van Kampen American Capital Corporate Bond Fund

Top Ten Holdings as a Percentage of Long-Term Investments


                                                               As of
                                                          August 31, 1997

       News America Holdings, Inc.............................  4.68%
       Republic of South Africa...............................  4.61%
       United Mexican States (Mexico).........................  3.85%
       Ashland Oil, Inc.......................................  3.81%
       PDV America, Inc.......................................  3.41%
       Columbia Pictures Entertainment, Inc...................  3.30%
       United Airlines, Inc...................................  3.19%
       TCI Communications.....................................  2.93%
       Phillips Petroleum Co..................................  2.87%
       Long Island Lighting Co................................  2.80%


Credit Quality as a Percentage of Long-Term Investments

As of August 31, 1997                                    As of February 28, 1997
[ ] A...........25.1%                                    [ ] AA............ 1.2%
[ ] BBB.........60.2%                                    [ ] A.............25.5%
[ ] BB..........14.7%                                    [ ] BBB...........54.6%
                                                         [ ] BB............15.7%
                                                         [ ] B............. 3.0%


Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of August 31, 1997                                 As of February 28, 1997

Consumer Services.....................22.8%           Consumer Services....21.4%
Energy................................14.3%           Energy...............14.8%
Finance............................... 9.7%           Transportation.......10.3%
Transportation........................ 9.7%           Utilities............ 9.9%
Raw Materials/Processing Industries... 9.2%           Finance.............. 8.1%

Duration
                         As of August 31, 1997       As of February 28, 1997

     Duration                   6.2 years                    5.9 years

                Putting Your Fund's Performance in Perspective


     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index.

Such a comparison can:

   . Illustrate the general market environment in which your investments are being managed

   . Reflect the impact of favorable market trends or difficult market conditions

   . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index over time. These indices are unmanaged statistical composites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment
     Van Kampen American Capital Corporate Bond Fund vs. Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index (August 31, 1987 through August 31, 1997)


                      Lehman Brother      VKAC Corporate        Lipper Corporate
                        Corporate

August 1987             $10,000.00           $ 9,519                  $10,000
August 1988             $10,942.89           $10,506                  $10,835
August 1989             $12,443.31           $11,241                  $12,027
August 1990             $13,213.03           $11,572                  $12,562
August 1991             $15,223.10           $13,147                  $14,270
August 1992             $17,529.70           $15,169                  $16,440
August 1993             $19,921.67           $17,213                  $18,674
August 1994             $19,435.04           $16,603                  $18,181
August 1995             $22,054.29           $18,712                  $20,325
August 1996             $22,886.44           $19,219                  $21,219
August 1997             $25,458.77           $21,614                  $23,616






Fund's Total Return
1 Year Avg. Annual    = 7.15%
5 Year Avg. Annual    = 6.29%
10 Year Avg. Annual   = 8.01%
Inception Avg. Annual = 8.34%

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          Portfolio Management Review

                Van Kampen American Capital Corporate Bond Fund

We recently spoke with the management team of the Van Kampen American Capital Corporate Bond Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1997.

Q How would you characterize the market conditions in which the Fund operated during the past fiscal year?

A Volatility was the watchword for the bond market during the 12-month period ended August 31, 1997. The benchmark 10-year Treasury bond's yield, which moves in the opposite direction of its price, dropped from 6.93 percent on August 31, 1996 to 6.33 percent on August 31, 1997, and was marked by peaks and valleys throughout the year. Bond prices fell in the early part of the period as the economy continued to gain strength, fueling fears of an interest rate hike by the Federal Reserve Board. When growth slowed to a moderate 2.1 percent rate in the third quarter of 1996, bond prices resumed their rise.

     A short-lived rally from year-end 1996 through February 1997 was stopped following the release of strong economic numbers and the continued strength of the stock market. Investor sentiment suggested that the Federal Reserve Board would likely take action and increase the federal funds rate. In fact, the Fed did initiate a rate hike in late March, raising short-term rates by a quarter of a percentage point, the first such increase in nearly two years. However, the economy began to show signs of weakening by the end of the second quarter, which led to the general opinion that the Fed would wait to raise rates further. In the wake of an uneventful Fed meeting in mid-August, the market rallied as the 10-year Treasury yield slipped from its high of 6.99 percent on September 5, 1996 to 6.01 percent on July 31, 1997, before backing up to near 6.30 percent at the end of July.

Q    How did you manage the Fund in light of these conditions?

A During the year, we focused on opportunities to support the Fund's monthly dividend at $0.04, and were pleased to increase the dividend in October
1996 to $.0405. Over the course of the reporting period, we moved to increase our overseas exposure to approximately 12 percent of the Fund's total assets. Foreign investments are limited to "Yankee bonds," or foreign issuers who pay interest and principal in U.S. dollars. Positions included Mexican state obligations, Republic of Argentina, Republic of South Africa, and the principal Czech Republic utility. Expanding the Fund's exposure to overseas markets not only increases portfolio diversification but also contributes to the Fund's yield potential. In the current environment, interest rates overseas tend to be higher than those offered by domestic securities.

     One area in which we changed sector weightings during the reporting period was the utility sector. Generally, our feelings regarding the domestic utility industry have shifted from a revolutionary perspective to an evolutionary one; the advancement of offering choices to consumers is occurring, albeit at a very slow pace. This sluggish expansion has taken its toll on an industry that has historically offered consistent prices and returns. We have adjusted accordingly by investing in some of the higher-yielding securities available in the sector.

     Changes to the domestic utility industry have also encouraged us to look overseas for utility investments. For example, we invest in a Czech Republic utility company that offers 80 percent of all of the electricity for that area. We see the Czech Republic as behaving more like a western European country than most other countries behind the former Iron Curtain, boasting advanced technology skills and trading capacity, and strong financial institutions.

     Additional areas in which we've invested during the period include IMC Global, a chemical and fertilizer company, Harcourt Brace, publishing and specialty retail, Brunswick, a recreational activities company, and Rubbermaid, home products. We reduced the Fund's position in Union Oil, but strengthened our energy position with holdings in Pride Petroleum, Barrett Resources, and Transco Gas. For a listing of the top five sector holdings as of August 31, 1997, please refer to page four.

Q What was the structure of the Fund's portfolio at the end of its fiscal year?

A As of August 31, approximately 60 percent of the Fund's long-term investments were BBB-rated, which is the lowest quality rating within the investment-grade category. Approximately 15 percent of assets were rated BB, the highest quality rating within the noninvestment-grade category. Below investment-grade bonds tend to generate higher yields than investment-grade bonds, and have performed better than high-quality securities when interest rates rise. The additional income they generate compensates for some of the decline in principal value due to rising interest rates. At the same time, when economic growth accelerates, prospects for credit upgrades improve, which would also help performance.

     The Fund's weighting in high yield securities had been as high as 18 percent during the reporting period, although several of these securities were liquidated (at favorable market prices) during the year. Additionally, some of our overseas holdings were lower-rated, higher-yielding securities with prospects for improving credit ratings. On the other end of the ratings spectrum, the Fund also holds approximately 25 percent in securities rated A or higher. For additional Fund portfolio highlights, please refer to page four.

Q    How did the Fund perform during the reporting period?

A The Fund posted a total return of 12.46 percent/1/ (Class A shares at net asset value) for the 12-month period ended August 31, 1997. For the same period, the return average for all funds in the Lipper Corporate Debt BBB category was 11.19 percent. By comparison, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Baa Corporate Bond Index produced total returns of
11.24 percent and 12.22 percent, respectively. These are broad-based indices that reflect the performance of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. Please keep in mind that these indices are unmanaged and do not reflect any commissions, fees, or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

     At the end of the Fund's fiscal year, its duration stood at 6.2 years, in line with the 6.1 year average duration of its benchmark, the Lehman Brothers Baa Corporate Bond Index. Duration is a measure of a portfolio sensitivity to changes in interest rates. The longer the duration, the greater the effect of interest rate movements on net asset value. Funds with shorter durations typically have performed better in rising rate environments, while funds with longer durations have tended to do better when interest rates decline. This marks a slight lengthening of duration from the August 1996 duration of 5.8 years. Acquisitions during the period tended to focus on securities without call features, which generally had longer durations than those of securities previously held in the portfolio.

Q    What is your outlook for the market over the coming months?

A    Going forward, we intend to continue diversifying the Fund's portfolio, as well as managing the portfolio's income and maintaining the dividend. From December 1996 to the end of the Fund's fiscal year, we increased the portfolio from 68 securities to approximately 73 securities, and we are always searching for new investments. In addition to expanding the size of the portfolio, we will continue to diversify the Fund's holdings across sectors and by issuers. We also will keep a watchful eye overseas for additional Yankee bonds, separating headline news from identifiable economic trends in our selection process.

     Our expectations for the next several months will be guided largely by the health of the economy. Although many market pundits have shifted from a bearish outlook this past spring to a bullish perspective in the absence of Fed action, we believe that additional Fed increases by the end of the year are a strong possibility. However, in today's environment of nominal inflation and moderate economic growth, we plan to continue adjusting the Fund's duration slightly longer as it tracks the benchmark index. Positive corporate earnings and satisfactory cash flows into corporations are translating into, in many cases, strong supply and improved ratings for corporate bonds. We believe the Fund is well positioned for the coming months.



Peter W. Hegel                                        David R. Troth
Peter W. Hegel                                        David R. Troth
Chief Investment Officer                              Portfolio Manager
Fixed Income Investments

                                       8      Please see footnotes on page three

                            Portfolio of Investment

                                August 31, 1997


=====================================================================================
Par
Amount                                                                         Market
(000)       Description                                Coupon   Maturity        Value
-------------------------------------------------------------------------------------
            Corporate Bonds 84.5%
            Consumer Distribution 1.0%
   $ 2,000  Nabisco, Inc............................... 7.550%  06/15/15  $ 2,045,000
                                                                          -----------
            Consumer Durables 0.9%
       750  Brunswick Corp............................. 7.125   08/01/27      721,643
     1,000  Chrysler Corp.............................. 7.450   03/01/27    1,015,210
                                                                          -----------
                                                                            1,736,853
                                                                          -----------
            Consumer Non-Durables 1.5%
     2,000  Coca Cola Enterprises, Inc................. 8.500   02/01/12    2,293,200
       750  Dimon, Inc................................. 8.875   06/01/06      794,325
                                                                          -----------
                                                                            3,087,525
                                                                          -----------
            Consumer Services 21.8%
     1,250  Belo A H Corp.............................. 7.125   06/01/07    1,265,250
     1,000  Circus Circus Enterprises, Inc............. 6.450   02/01/06      951,600
     6,215  Columbia Pictures Entertainment, Inc....... 9.875   02/01/98    6,326,870
     5,000  Cox Communications, Inc.................... 6.875   06/15/05    5,008,000
     3,000  Cox Communications, Inc.................... 7.250   11/15/15    2,999,700
     1,000  Harcourt General, Inc...................... 7.200   08/01/27      959,580
     1,250  Harcourt General, Inc...................... 8.875   06/01/22    1,454,375
     5,000  ITT Corp................................... 6.750   11/15/05    4,944,500
     6,000  News America Holdings, Inc................. 8.875   04/26/23    6,669,600
     2,000  News America Holdings, Inc................. 9.250   02/01/13    2,295,600
     2,500  TCI Communications, Inc.................... 8.750   08/01/15    2,702,400
     3,000  TCI Communications, Inc.................... 6.875   02/15/06    2,909,400
     2,000  Tele Communications, Inc................... 9.250   01/15/23    2,134,800
     3,000  Viacom, Inc................................ 7.750   06/01/05    3,024,900
                                                                          -----------
                                                                           43,646,575
                                                                          -----------
            Energy 13.7%
     6,300  Ashland Oil, Inc........................... 8.800   11/15/12    7,297,290
       750  Barrett Resources Corp..................... 7.550   02/01/07      759,375
     1,605  Consumers Energy Co........................ 8.875   11/15/99    1,683,966
     1,000  Lyondell Petrochemical Co.................. 6.500   02/15/06      962,310
     6,300  PDV America, Inc........................... 7.875   08/01/03    6,547,590

                                       9       See Notes to Financial Statements

                                August 31, 1997


---------------------------------------------------------------------------------------
Par
Amount                                                                           Market
(000)       Description                                   Coupon  Maturity        Value
---------------------------------------------------------------------------------------
            Energy (Continued)
$    5,000  Phillips Petroleum Co...................      8.860%  05/15/22  $ 5,507,000
     4,000  Union Oil Co............................      9.125   02/15/06    4,598,800
                                                                            -----------
                                                                             27,356,331
                                                                            -----------
            Finance 9.3%
     3,000  Cez Finance BV..........................      7.125   07/15/07    2,988,600
     2,477  First PV Funding Corp...................     10.300   01/15/14    2,644,197
     3,406  PNPP II Funding Corp....................      8.510   11/30/06    3,591,014
     3,000  Royal Bank Scotland Group...............      6.375   02/01/11    2,816,400
     4,500  Ryder Systems, Inc......................      9.250   05/15/01    4,913,100
     1,500  United Illuminating Co..................     10.240   01/02/20    1,617,600
                                                                            -----------
                                                                             18,570,911
                                                                            -----------
            Healthcare 3.7%
     2,000  Aetna Services, Inc.....................      7.125   08/15/06    2,016,460
     1,000  Allegiance Corp.........................      7.800   10/15/16    1,039,200
       500  Manor Care, Inc.........................      7.500   06/15/06      515,750
     3,500  Tenet Healthcare Corp...................     10.125   03/01/05    3,841,250
                                                                            -----------
                                                                              7,412,660
                                                                            -----------
            Oil & Gas 0.5%
     1,000  Transcontinental Gas Pipeline Corp......      7.250   12/01/26      980,000
                                                                            -----------

            Producer Manufacturing 2.3%
     2,000  John Deere Capital Corp.................      9.625   11/01/98    2,089,200
     2,500  Rubbermaid, Inc.........................      6.600   11/15/06    2,480,000
                                                                            -----------
                                                                              4,569,200
                                                                            -----------
            Raw Materials/Processing Industries 8.8%
     1,000  Carter Holt Harvey Ltd..................      8.375   04/15/15    1,090,700
     4,000  Crown Cork & Seal, Inc..................      8.000   04/15/23    4,103,200
     4,000  Federal Paper Board, Inc................      8.875   07/01/12    4,672,000
     3,000  Georgia Pacific Corp....................      9.500   02/15/18    3,150,900
     4,000  IMC Global, Inc.........................      6.875   07/15/07    3,957,520
       300  Owens Corning Fiberglass Corp...........      9.375   06/01/12      353,280
       250  Pride Petroleum Services, Inc...........      9.375   05/01/07      264,475
                                                                            -----------
                                                                             17,592,075
                                                                            -----------

                                       10      See Notes to Financial Statements

                                August 31, 1997

=============================================================================================
Par
Amount                                                                                 Market
(000)       Description                                  Coupon     Maturity            Value
=============================================================================================
            Technology 2.9%
$    5,000  International Business Machines Corp.....     7.500%    06/15/13     $  5,256,000
       500  Raytheon Co..............................     7.200     08/15/27          493,450
                                                                                 ------------
                                                                                    5,749,450
                                                                                 ------------

            Transportation 9.3%
     3,000  AMR Corp.................................     9.500     05/15/01        3,292,500
       750  CSX Corp.................................     8.625     05/15/22          860,925
     2,000  Delta Airlines, Inc......................     9.750     05/15/21        2,466,000
     1,500  Kansas City Southern Industries, Inc.....     7.875     07/01/02        1,566,900
     4,000  Union Pacific Corp.......................     8.350     05/01/25        4,262,800
     5,000  United Airlines, Inc.....................    10.020     03/22/14        6,121,000
                                                                                 ------------
                                                                                   18,570,125
                                                                                 ------------
            Utilities 8.8%
     1,000  360 Communications Co....................     7.125     03/01/03        1,005,550
     1,000  AES Corp.................................    10.250     07/15/06        1,090,000
     1,000  Arizona Public Service Co................     8.750     01/15/24        1,074,000
     2,000  Arizona Public Service Co................     9.500     04/15/21        2,215,000
     2,300  Cleveland Electric Illuminating Co.......    10.000     06/01/20        2,448,350
     1,000  Gulf States Utilities Co.................     8.940     01/01/22        1,074,900
     1,000  Long Island Lighting Co..................     9.000     11/01/22        1,120,700
     4,000  Long Island Lighting Co..................     9.750     05/01/21        4,253,200
     2,500  Texas Utilities Electric Co..............     8.875     02/01/22        2,771,250
       500  UtiliCorp United, Inc....................     6.700     10/15/06          501,550
                                                                                 ------------
                                                                                   17,554,500
                                                                                 ------------
               Total Corporate Bonds 84.5%...................................     168,871,205
                                                                                 ------------

            Foreign Government Obligations 11.4%
     4,000  Providence of Newfoundland (Canada)......     9.000     10/15/21        4,754,800
       650  Providence of Saskatchewan (Canada)......     8.000     02/01/13          713,245
     1,000  Republic of Argentina....................    11.375     01/30/17        1,176,500
     5,000  Republic of South Africa.................     8.375     10/17/06        5,243,750
     3,500  Republic of South Africa.................     8.500     06/23/17        3,598,000
     2,500  United Mexican States (Mexico)...........     9.875     01/15/07        2,665,625
     4,000  United Mexican States (Mexico)...........    11.375     09/15/16        4,721,080
                                                                                 ------------
               Total Foreign Government Obligations..........................    $ 22,873,000
                                                                                 ------------


                                       11   See Notes to Financial Statements

                                August 31, 1997

==================================================================================================
Total Long-Term Investments 95.9%
(Cost $179,312,891)...............................................................     191,744,205
                                                                                      ------------
Short-Term Investments 2.8%
General Electric Capital Corp. Commercial Paper ($5,100,000 par, yielding 5.583%,
09/02/97 maturity)................................................................       5,096,838
United States Treasury Bill ($500,000 par, yielding 5.340%, maturing 09/18/97)....         498,674
                                                                                      ------------
Total Short-Term Investments
(Cost $5,595,512).................................................................       5,595,512
                                                                                      ------------
Total Investments 98.7%
(Cost $184,908,403)...............................................................     197,339,717
Other Assets in Excess of Liabilities 1.3%........................................       2,691,449
                                                                                      ------------
Net Assets 100.0%.................................................................    $200,031,166
                                                                                      ============

12                                             See Notes to Financial Statements

                     Statement of Assets and Liabilities

                               August 31, 1997
________________________________________________________________________________

Assets:
Total Investments (Cost $184,908,403)...........................   $197,339,717
Cash............................................................            928
Receivables:
  Interest......................................................      3,692,017
  Fund Shares Sold..............................................        304,731
Other...........................................................          2,726
                                                                   ------------
     Total Assets...............................................    201,340,119
                                                                   ------------
Liabilities:
Payables:
  Fund Shares Repurchased.......................................        538,356
  Income Distributions..........................................        428,891
  Distributor and Affiliates....................................        121,938
  Investment Advisory Fee.......................................         83,224
Trustees Deferred Compensation and Retirement Plans.............         68,703
Accrued Expenses................................................         67,841
                                                                   ------------
  Total Liabilities.............................................      1,308,953
                                                                   ------------
Net Assets......................................................   $200,031,166
                                                                   ============
Net Assets Consist of:
Capital.........................................................   $210,663,467
Net Unrealized Appreciation.....................................     12,431,314
Accumulated Undistributed Net Investment Income.................        377,622
Accumulated Net Realized Loss...................................    (23,441,237)
                                                                   ------------
Net Assets......................................................   $200,031,166
                                                                   ============
Maximum Offering Price Per Share:
Class A Shares:
  Net asset value and redemption price per share
  (Based on net assets of $160,951,270 and 23,103,531
  shares of beneficial interest issued and outstanding).........   $       6.97
  Maximum sales charge (4.75%* of offering price)...............            .35
                                                                   ------------
  Maximum offering price to public..............................   $       7.32
                                                                   ============
Class B Shares:
  Net asset value and offering price per share
  (Based on net assets of $33,975,564 and 4,884,808
  shares of beneficial interest issued and outstanding).........   $       6.96
                                                                   ============
Class C Shares:
  Net asset value and offering price per share
  (Based on net assets of $5,104,332 and 733,842
  shares of beneficial interest issued and outstanding).........   $       6.96
                                                                   ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                      13       See Notes to Financial Statements

                           Statement of Operations
                      For the Year Ended August 31, 1997
-------------------------------------------------------------------------------

Investment Income:
Interest.........................................................  $ 16,264,752
Other............................................................       122,853
                                                                   ------------
  Total Income...................................................    16,387,605
                                                                   ------------
Expenses:
Investment Advisory Fee..........................................       964,679
Distribution (12b-1) and Service Fees (Attributed to Classes A,
  B and C of $357,509, $302,753 and $56,559, respectively).......       716,821
Shareholder Services.............................................       458,869
Legal............................................................        14,933
Custody..........................................................        14,176
Trustees Fees and Expenses.......................................        11,907
Other............................................................       335,602
                                                                   ------------
     Total Expenses..............................................     2,516,987
     Less Expenses Reimbursed....................................        (6,500)
                                                                   ------------
     Net Expenses................................................     2,510,487
                                                                   ------------
Net Investment Income............................................  $ 13,877,118
                                                                   ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments....................................................  $   (104,352)
  Futures........................................................       (73,194)
                                                                   ------------
Net Realized Loss................................................      (177,546)
                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................................     3,261,825
  End of the Period..............................................    12,431,314
                                                                   ------------
Net Unrealized Appreciation During the Period....................     9,169,489
                                                                   ------------
Net Realized and Unrealized Gain.................................  $  8,991,943
                                                                   ------------
Net Increase in Net Assets From Operations.......................  $ 22,869,061
                                                                   ============

                                       14      See Notes to Financial Statements

                      Statement of Changes in Net Assets
                 For the Years Ended August 31, 1997 and 1996
----------------------------------------------------------------------------

                                                                                   Year Ended        Year Ended
                                                                              August 31, 1997   August 31, 1996
From Investment Activities:
Operations:
Net Investment Income........................................................    $ 13,877,118   $ 13,391,386
Net Realized Gain/Loss.......................................................        (177,546)     1,735,360
Net Unrealized Appreciation/Depreciation
During the Period............................................................       9,169,489     (9,979,200)
                                                                                 ------------   ------------
Change in Net Assets from Operations.........................................      22,869,061      5,147,546
                                                                                 ------------   ------------
Distributions from Net Investment Income:
  Class A Shares.............................................................     (11,405,905)   (11,608,221)
  Class B Shares.............................................................      (1,925,295)    (1,533,048)
  Class C Shares.............................................................        (356,897)      (341,585)
                                                                                 ------------   ------------
  Total Distributions........................................................     (13,688,097)   (13,482,854)
                                                                                 ------------   ------------
Net Change in Net Assets from Investment Activities..........................       9,180,964     (8,335,308)
                                                                                 ------------   ------------
From Capital Transactions:
Proceeds from Shares Sold....................................................      36,820,373     44,740,308
Net Asset Value of Shares Issued
Through Dividend Reinvestment................................................       9,046,389      8,899,577
Cost of Shares Repurchased...................................................     (50,822,539)   (41,799,106)
                                                                                 ------------   ------------
Net Change in Net Assets from Capital Transactions...........................      (4,955,777)    11,840,779
                                                                                 ------------   ------------
Total Increase in Net Assets.................................................       4,225,187      3,505,471
Net Assets:
Beginning of the Period......................................................     195,805,979    192,300,508
                                                                                 ------------   ------------
End of the Period (Including accumulated undistributed
net investment income of $377,622 and $148,136,
respectively)................................................................    $200,031,166   $195,805,979
                                                                                 ============   ===========

                                                       Financial Highlights

                          The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
===================================================================================================================================
                                                                                                  Year Ended August 31,
                                                                                        -------------------------------------------
Class A Shares                                                                            1997     1996     1995      1994     1993
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........................................     $6.650   $ 6.94   $ 6.62    $ 7.36   $ 6.98
                                                                                        ------   ------   ------    ------   ------
  Net Investment Income............................................................       .494     .479      .48       .49      .51
  Net Realized and Unrealized Gain/Loss............................................       .309    (.289)     .32     (.745)   .3875
                                                                                        ------   ------   ------    ------   ------
Total from Investment Operations...................................................       .803     .190      .80     (.255)   .8975
Less Distributions from Net Investment Income......................................       .486     .480      .48      .485    .5175
                                                                                        ------   ------   ------    ------   ------
Net Asset Value, End of the Period.................................................     $6.967   $6.650   $ 6.94    $ 6.62   $ 7.36
                                                                                        ======   ======   ======    ======   ======
Total Return (a)...................................................................     12.46%    2.71%   12.71%    (3.55%)  13.48%
Net Assets at End of the Period (In millions)......................................     $160.9   $162.9   $169.0    $160.0   $190.8
Ratio of Expenses to Average Net Assets (b)........................................      1.13%    1.10%    1.13%     1.09%    1.05%
Ratio of Net Investment Income to Average Net
  Assets (b).......................................................................      7.16%    6.90%    7.22%     7.06%    7.24%
Portfolio Turnover.................................................................        18%      34%      25%        0%      19%


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.


                                       16      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

==========================================================================================================================
                                                                                                        September 28, 1992
                                                                      Year Ended August 31,                  (Commencement
                                                               ------------------------------------    of Distribution) to
Class B Shares                                                  1997       1996     1995      1994         August 31, 1993
==========================================================================================================================
Net Asset Value, Beginning of the Period...................    $6.642     $ 6.94   $ 6.62    $ 7.36              $   7.05
                                                               ------     ------   ------    ------              --------
  Net Investment Income.....................................     .438       .424      .42       .44                   .43
  Net Realized and Unrealized Gain/Loss....................      .308      (.290)     .33     (.755)                .3465
                                                               ------     ------   ------    ------              --------
Total from Investment Operations............................     .746       .134      .75     (.315)                .7765
Less Distributions from Net Investment
  Income....................................................     .433       .432      .43      .425                 .4665
                                                               ------     ------   ------    ------              --------
Net Asset Value, End of the Period..........................   $6.955     $6.642   $ 6.94    $ 6.62              $   7.36
                                                               ======     ======   ======    ======              ========
Total Return (a)............................................    12.19%     1.85%   11.86%    (4.38%)               11.54%*
Net Assets at End of the Period
  (In millions).............................................   $ 34.0     $ 26.9   $ 19.2    $ 13.5              $    8.4
Ratio of Expenses to Average
  Net Assets (b)............................................    1.91%      1.90%    1.94%     1.90%                 1.96%
Ratio of Net Investment Income to Average
  Net Assets (b)............................................    6.37%      6.12%    6.40%     6.29%                 6.21%
Portfolio Turnover..........................................      18%        34%      25%        0%                   19%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

                                       17      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

----------------------------------------------------------------------------------------------
                                                                   Year Ended August 31,
                                                            ----------------------------------
Class C Shares                                               1997     1996     1995    1994 (a)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................    $6.639   $ 6.93   $ 6.62    $ 7.36
                                                            ------   ------   ------    ------
  Net Investment Income.................................      .434     .426      .42       .44
  Net Realized and Unrealized Gain/Loss.................      .316    (.285)     .32     (.755)
                                                            ------   ------   ------    ------
Total from Investment Operations........................      .750     .141      .74     (.315)
Less Distributions from Net Investment Income...........      .433     .432      .43      .425
                                                            ------   ------   ------    ------
Net Asset Value, End of the Period......................    $6.956   $6.639   $ 6.93    $ 6.62
                                                            ======   ======   ======    ======
Total Return (b)........................................    11.63%    2.00%   11.70%    (4.51%)
Net Assets at End of the Period (In millions)...........    $  5.1   $  5.9   $  4.1    $  2.3
Ratio of Expenses to Average Net Assets (c).............     1.92%    1.90%    1.93%     1.93%
Ratio of Net Investment Income to Average Net Assets (c)     6.38%    6.14%    6.40%     6.49%
Portfolio Turnover......................................       18%      34%      25%        0%

(a) This class of shares commenced distribution on August 30, 1993. Therefore, no information is presented for the 1993 fiscal year.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

                                       18      See Notes to Financial Statements

                         Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements

                                August 31, 1997
--------------------------------------------------------------------------------

are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $23,353,863 which will expire between August 31, 1998 and August 31, 2005. Of this amount, $7,599,874 will expire on August 31,1998. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures positions.

     At August 31, 1997, for federal income tax purposes the cost of long- and short-term investments is $184,908,403; the aggregate gross unrealized appreciation is $12,942,879 and the aggregate gross unrealized depreciation is $511,565, resulting in net unrealized appreciation of $12,431,314.

E. Distribution of Income and Gains--The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $40,465 have been reclassified from accumulated undistributed net investment income to capital.

                                August 31, 1997
--------------------------------------------------------------------------------

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                     % Per Annum
--------------------------------------------------
First $150 million....................   .50 of 1%
Next $100 million.....................   .45 of 1%
Next $100 million.....................   .40 of 1%
Over $350 million.....................   .35 of 1%

     For the year ended August 31, 1997, the Fund recognized expenses of approximately $14,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended August 31, 1997, the Fund recognized expenses of approximately $49,200 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1997, the Fund recognized expenses of approximately $316,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Additionally, for the year ended August 31, 1997, the Fund paid VKAC approximately $9,200 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500. During the year ended August 31, 1997, VKAC reimbursed the Fund for expenses related to the retirement plan.

                               August 31, 1997

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At August 31, 1997, capital aggregated $171,751,125, $33,829,037 and
$5,083,305 for Classes A, B and C, respectively. For the year ended August 31, 1997, transactions were as follows:
-------------------------------------------------------------------------------

                                 Shares         Value
-------------------------------------------------------------------------------
Sales:
  Class A                       3,365,902   $ 23,137,035
  Class B                       1,831,776     12,527,159
  Class C                         168,402      1,156,179
                                ---------   ------------
Total Sales                     5,366,080   $ 36,820,373
                               ==========    ===========

Dividend Reinvestment:
  Class A                       1,113,282   $  7,650,477
  Class B                         179,988      1,235,230
  Class C                          23,436        160,682
                                ---------   ------------
Total Dividend Reinvestment     1,316,706   $  9,046,389
                               ==========    ===========

Repurchases:
  Class A                      (5,877,398)  $(40,312,723)
  Class B                      (1,182,021)    (8,099,925)
  Class C                        (352,188)    (2,409,891)
                                ---------   ------------
Total Repurchases              (7,411,607)  $(50,822,539)
                               ==========    ===========



                               August 31, 1997
-------------------------------------------------------------------------------
     At August 31, 1996, capital aggregated $181,308,895, $28,173,446 and
$6,177,368 for Classes A, B and C, respectively. For the year ended August 31, 1996, transactions were as follows:

                                   Shares          Value
========================================================
Sales:
  Class A....................   3,701,661   $ 25,469,554
  Class B....................   2,251,770     15,599,691
  Class C....................     528,401      3,671,063
                                ---------   ------------
Total Sales..................   6,481,832   $ 44,740,308
                                =========   ============

Dividend Reinvestment:
  Class A....................   1,123,125   $  7,745,474
  Class B....................     140,880        973,474
  Class C....................      26,263        180,629
                                ---------   ------------
Total Dividend Reinvestment..   1,290,268   $  8,899,577
                                =========   ============
Repurchases:
  Class A....................  (4,691,517)  $(32,409,201)
  Class B....................  (1,102,281)    (7,655,822)
  Class C....................    (252,515)    (1,734,083)
                                ---------   ------------
Total Repurchases............  (6,046,313)  $(41,799,106)
                                =========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                     Contingent Deferred
                                         Sales Charge
Year of Redemption                   Class B     Class C
========================================================
First................................  4.00%       1.00%
Second...............................  4.00%        None
Third................................  3.00%        None
Fourth...............................  2.50%        None
Fifth................................  1.50%        None
Sixth and Thereafter.................   None        None

                                 August 31, 1997
===============================================================================
     For the year ended August 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $24,100 and CDSC on redeemed shares of approximately $86,700. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $34,589,258 and $38,922,447 respectively.

5.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts, each with a par value of $100,000, for the year ended August 31, 1997 were as follows:

                                                    Contracts
=============================================================
Outstanding at August 31, 1996...................          40
Futures Opened...................................           0
Futures Closed...................................         (40)
                                                    ---------
Outstanding at August 31, 1997...................           0
                                                    =========

                                 August 31, 1997
===============================================================================

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1997 are payments to VKAC of approximately $298,900.

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Corporate Bond Fund (the "Fund") at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Chicago, Illinois
October 10, 1997

               Funds Distribited by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund

Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 16,975,841 shares voted for the proposal, 249,537 shares voted against and 729,784 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 17,591,375 shares voted in his favor and 363,787 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 17,599,468 shares voted in his favor and 355,694 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 17,588,638 shares voted in her favor and 366,524 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 17,597,401 shares voted in his favor and 357,762 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 17,599,974 shares voted in his favor and 355,289 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 17,595,641 shares voted in his favor and 359,521 shares withheld. With regard to the election of Philip B. Rooney as elected trustee of the Fund, 17,599,321 shares voted in his favor and 355,842 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 17,586,615 shares voted in his favor and 368,547 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 17,591,842 shares voted in his favor and 363,321 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 17,173,516 shares voted for the proposal, 137,259 shares voted against and 644,387 shares abstained.

                Van Kampen American Capital Corporate Bond Fund

Board of Trustees

J. Miles Branagan
Richard M. De Martini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
   President

Ronald A. Nyberg*
   Vice President and Secretary

Edward C. Wood, III*
   Vice President and Chief Financial Officer

Curtis W. Morell*
   Vice President and Chief Accounting Officer

John L. Sullivan*
   Treasurer

Tanya M. Loden*
   Controller

Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
   Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
200 East Randolph
Chicago, Illinois 60601

 * "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

/sm/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.